UNITED STATES
SECURITY AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
Of the Securities Exchange Act of 1934 (Amendment No._________)

Check the appropriate box:

☒  Preliminary Information Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐  Definitive Information Statement

SUNRISE ENERGY RESOURCES, INC.
(Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required
☐  Fee computed on table below as per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

To the Stockholders of Sunrise Energy Resources, Inc.:

Pursuant to the requirements of Section 14(c) of the Securities and Exchange Act of  1934,  as  amended, the accompanying  Notice of Action Taken  Without  a  Meeting  of  Stockholders and Information  Statement  (the "Information Statement") are being furnished by the Board of Directors of Sunrise Energy Resources, Inc. ("Sunrise" or the “Corporation”) to Sunrise's stockholders of record on June 30, 2009 to provide information with respect to an action taken by written consent (“the Consent”) of the holders of a majority of the outstanding shares of Sunrise’s common stock:

No meeting of stockholders will be held, nor is one being called.  The matters to be acted upon by the Consent are set forth as follows:

1.  To approve the disposal of the Ukrainian operating subsidiaries Esko Pivnich and Pari in settlement of convertible debenture notes held by Millington Solutions LLC;

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

Your vote or consent is not requested or required to approve these matter. The accompanying Information Statement is provided solely for your information.

By order of our Board of Directors,

/s/ David Melman
David Melman
Chairman of the Board of Directors

Dated: [ ], 2009

INFORMATION STATEMENT

OF

SUNRISE ENERGY RESOURCES, INC.

570 Seventh Avenue, Suite 800
New York, NY, 10018
(917) 463-4210

THIS INFORMATION STATEMENT IS BEING PROVIDED
TO YOU BY THE BOARD OF DIRECTORS OF
SUNRISE ENERGY RESOURCES, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of Sunrise Energy Resources, Inc., a Delaware corporation (the “Corporation”), in connection with the authorization of the corporate action described below by the Corporation’s Board of Directors by unanimous written consent on June 30, 2009, and the approval of such corporate action by the written consent dated June 30, 2009, of those stockholders entitled to vote a majority of the aggregate shares of the Corporation’s common stock, par value $0.001 per share (the “Common Stock”) outstanding on such date. Stockholders who currently exercise voting power over an aggregate of approximately 20,012,434 shares, or approximately 85.00% of the Corporation's outstanding Common Stock, approved the corporate action described below. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Corporation pursuant to the requirements of Section 14(c) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect.

ACTION BY THE BOARD OF DIRECTORS
AND
CONSENTING STOCKHOLDERS

By unanimous written consent of the Board of Directors of the Corporation on June 30, 2009, the Board of Directors adopted resolutions approving the transfer of 100% interests in the Corporation’s wholly owned Ukrainian subsidiaries Esko Pivnich and Pari to Millington Solutions LLC (the “Transaction”) in full settlement of principal and interest under convertible debenture notes CD-1001, CD-1009, CD-1011 and CD-1013 in the total amount of $5,864,837 and proposing that such resolution be submitted for a vote of the stockholders of the Corporation (the “Board Consent”). The Board Consent is attached hereto as Appendix A. The action taken by the Board of Directors with respect to the disposal was subsequently adopted by the written consent of the Corporation’s stockholders entitled to vote a majority of the shares of Common Stock outstanding on June 30, 2009 (the “Stockholder Consent”). The Stockholder Consent is attached hereto as Appendix B.

VOTE OBTAINED – DELAWARE LAW

Pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”), unless otherwise provided in the certificate of incorporation, any corporate action required to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted. In order to eliminate the cost and management time involved in holding a special meeting, our Board of Directors voted to utilize and obtained the written consent of the holders of a majority in interest of our Common Stock. As of June 30, 2009 there were 23,541,987 shares of the Corporation's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding.

Stockholders holding in the aggregate 20,012,434 shares, or approximately 85.00% of the Corporation's outstanding Common Stock approved the corporate action.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of June 30, 2009, certain information concerning beneficial ownership of the Corporation's Common Stock by (i) each person known to the Corporation to own 5% or more of the Corporation's Common Stock, (ii) each director of the Corporation and (iii) all directors and officers of the Corporation as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given have sole voting and investment power over the shares shown as beneficially owned, subject to community property laws where applicable.

The following table sets  forth, as of the date hereof, the names, addresses, amount  and nature of beneficial ownership and percent of such ownership of each person known to our Corporation to be the beneficial owner of more than five percent (5%) of  our  Corporation's  Common  Stock:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS

Burisma Holdings Ltd.* 17 Gr. Xenopoulou Street, 3106, Limassol, Cyprus	16,355,768	69.48%

* Burisma Holdings Ltd. is equally owned by Messrs. Lisin and Zlochewsky, citizens of Ukraine.

The following table sets forth, as of the date hereof, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of the Corporation's Common Stock of each of the officers and directors of the Corporation, and the officers  and directors of the Corporation as a group:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNER	PERCENT OF CLASS

David Melman	256,545	1.09%
Chairman of the Board
5353 Memorial Drive, Suite 4012
Houston, TX 77007

All officers and directors as a group	256,545	1.09%

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Transaction that is not shared by all other stockholders of the Corporation.

FORWARD-LOOKING STATEMENTS

This Information Statement contains "forward-looking statements," which represent Sunrise's expectations or beliefs, including, but not limited to, statements concerning industry performance and Sunrise's results, operations, performance, financial condition, plans, growth and strategies, which include, without limitation, statements preceded or followed by or that include the words "may," "will," "expect," "anticipate," "intend," "could," "estimate," or "continue" or the negative or other variations thereof or comparable terminology.

Any statements contained in this Information Statement that are not statements of historical fact may be deemed to be forward-looking statements. These statements by their nature involve substantial risks and uncertainties, some of which are beyond Sunrise's control, and actual results may differ materially depending on a variety of important factors, many of which are also beyond Sunrise's control. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Information Statement. Sunrise does not undertake any obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this information statement or to reflect the occurrence of unanticipated events, except to the extent such updates and/or revisions are required to prevent these forward-looking statements from being materially false or misleading.

WHERE YOU CAN FIND MORE INFORMATION

Sunrise is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, pursuant to which Sunrise files reports and other information with the SEC. These reports and other information may be inspected and copied at public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies may be obtained at prescribed rates from the Public Reference Section of the SEC at its principal office in Washington, D.C. The SEC also maintains an internet web site that  contains  periodic and other reports, proxy and information statements and other  information  regarding  registrants,  including  Sunrise,  that  file electronically  with  the  SEC. The address of the SEC's web site is http://www.sec.gov.

All information concerning Sunrise contained in this Information Statement has been furnished by Sunrise. No person is authorized to make any representation with respect to the matters described in this Information Statement other than those contained  in this Information Statement and if given or made must not be relied upon as having been authorized by Sunrise or any other person.

Sunrise has not authorized anyone to give any information or make any representation about our company that is different from, or in addition to, that contained in this Information Statement. Therefore, if anyone gives you such information, you should not rely on it. This Information Statement is dated [         ], 2009. You should not assume that the information contained in this document is accurate as of any other date unless the information specifically indicates that another date applies.

DOCUMENTS INCORPORATED BY REFERENCE

The following documents, which have been filed with the SEC, are incorporated into this Information Statement and specifically made part of this Information Statement:

Annual Report on Form 10-K for the year ended December 31, 2008;
Quarterly report on Form 10-Q for the quarter ended March 31, 2009;
Current report on Form 8-K dated March 25, 2009;
Current report on Form 8-K dated March 25, 2009;
Current report on Form 8-K dated April 3, 2009;
Current report on Form 8-K dated June 29, 2009;

Copies of documents, other than exhibits to such documents that are not specifically incorporated by reference in this Information Statement, are available without charge to any person to whom this Information Statement is delivered, upon written or oral request to: Sunrise Energy Resources, Inc., 570 Seventh Avenue, Suite 800, New York, NY, 10018, telephone (917) 463-4210.

[       ], 2009

/s/ David Melman
David Melman
Chairman of the Board of Directors

APPENDIX A

UNANIMOUS WRITTEN CONSENT OF
THE BOARD OF DIRECTORS OF
SUNRISE ENERGY RESOURCES INC.

The undersigned, being all of the members of the Board of Directors (the “Board”) of Sunrise Energy Resources, Inc., a Delaware corporation (the “Corporation”), do hereby adopt the following resolutions by written consent in lieu of a meeting of the Board of the Corporation, pursuant to Section 141 (f) of the Delaware General Corporation Law:

WHEREAS, during 2006-2007 the Corporation raised $4,560,000 through the sale of convertible debenture notes (the “Notes”) to Millington Solutions LLC (“Millington”) which held the Notes as of March 30, 2009; and

WHEREAS, as of March 30, 2009 the total amount due to Millington under the Notes including principal and accrued interest amounted to $5,864,837; and

WHEREAS, the Corporation’s management believes that in the current market environment, it will be unable to raise any significant amount to service and redeem the Notes; and

WHEREAS, on March 30, 2009, the management of the Corporation determined to accept Millington’s proposal to transfer Sunrise’s 100% interests in its wholly owned Ukrainian subsidiaries Esko Pivnich and Pari to Millington in full settlement of amounts due to Millington (the “Transaction”); and

WHEREAS, upon closing of the Transaction, Millington agreed to assume all obligations of Esko Pivnich and Pari whether existing prior to closing of the Transaction or arising thereafter, including without limitation any and all legal costs, taxes and penalties, government fees and levies and environmental remediation costs related to the oil & gas leases; and.

WHEREAS, the Transaction is pending the approval of the Board of the Corporation and in the event such approval is granted, the effective date of the transaction shall be March 30, 2009.

NOW, THEREFORE, BE IT,

RESOLVED, that the Board hereby authorizes and approves the Transaction; and be it further

RESOLVED, that the Board hereby authorizes the Corporation to seek by written consent the approval by the holders of a majority of the Corporation’s outstanding common stock (the “Stockholders”) of the Transaction; and be it further

RESOLVED, that the closing of the Transaction is contingent upon approval by the Stockholders; and be it further

RESOLVED, that the Corporation upon approval of the Stockholders, shall prepare and file with the Securities and Exchange Commission an Information Statement on Schedule 14C with respect to the approval of the Transaction by written consent in lieu of a general stockholders’ meeting; and be it further

RESOLVED, that the close of business on June __, 2009, be, and it hereby is, fixed as the record date for the determination of stockholders of record of the Corporation entitled to receive a copy of the Information Statement; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, abd to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

This unanimous written consent of the Board of Directors of the Corporation may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of the Corporation, have hereunto set their hands as of June ___, 2009.

/s/ David Melman	/s/ Leon Golden	/s/ Konstantin Tsiryulnikov
David Melman	Leon Golden	Konstantin Tsiryulnikov

APPENDIX B

WRITTEN CONSENT OF
THE HOLDERS OF A MAJORITYOF THE OUTSTANDING SHARES
OF COMMON STOCK OF
SUNRISE ENERGY RESOURCES INC.

The undersigned, being holders of a majority of the issued and outstanding shares (the “Holders”) of common stock, par value $.001 per share (the “Common Stock”) of Sunrise Energy Resources, Inc., a Delaware corporation (the “Corporation”) pursuant to Section 228 of the General Corporation Law of the State of Delaware, hereby consent to the adoption of the following resolutions taking or authorizing the actions specified therein:

WHEREAS, during 2006-2007 the Corporation raised $4,560,000 through the sale of convertible debenture notes (the “Notes”) to Millington Solutions LLC (“Millington”) which held the Notes as of March 30, 2009; and

WHEREAS, as of March 30, 2009 the total amount due to Millington under the Notes including principal and accrued interest amounted to $5,864,837; and

WHEREAS, the Corporation’s management believes that in the current market environment, it will be unable to raise any significant amount to service and redeem the Notes; and

WHEREAS, on March 30, 2009, the management of the Corporation determined to accept Millington’s proposal to transfer Sunrise’s 100% interests in its wholly owned Ukrainian subsidiaries Esko Pivnich and Pari to Millington in full settlement of amounts due to Millington (the “Transaction”); and

WHEREAS, upon closing of the Transaction, Millington agreed to assume all obligations of Esko Pivnich and Pari whether existing prior to closing of the Transaction or arising thereafter, including without limitation any and all legal costs, taxes and penalties, government fees and levies and environmental remediation costs related to the oil & gas leases; and.

WHEREAS, the Transaction is pending the approval of the Board of Directors of the Corporation and in the event such approval is granted, the effective date of the transaction shall be March 30, 2009; and

WHEREAS, the Board of the Corporation has authorized the Corporation to seek the written consent of the Holders to approve the Transaction.

NOW, THEREFORE, BE IT,

RESOLVED, that the Holders hereby approve the Transaction; and be it further

RESOLVED, that the Board hereby authorizes the Corporation to seek by written consent the approval by the holders of a majority of the Corporation’s outstanding common stock (the “Stockholders”) of the Transaction; and be it further

RESOLVED, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, with each such officer having the full authority to act without the participation or consent of any other officer, to do and perform any and all such other acts and things, and to take or omit to take any and all such further action, abd to execute and deliver any and all such further agreements, instruments, certificates and other documents (including waiver agreements), in the name and on behalf of the Corporation and under its corporate seal or otherwise, as each of the officers may, in his or her discretion, deem necessary or appropriate in order to perform or otherwise satisfy, in whole or in part, any and all of the purposes and intents of these resolutions.

This written consent of the Holders may be executed in counterparts, each of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned, holders of a majority of the Corporation’s outstanding shares of common stock, have hereunto set their hands as of June 30, 2009.

Name:	Signed by:	Number of Common Stock Beneficially Owned:	% of Class

Burisma	/s/ Andriy Kicha	16,355,768	69.48%
	Andriy Kicha

Huntington Ventures Inc.	/s/ Igor Minaev	865,024	3.67%
	Igor Minaev

Wellburn Resources, Inc.	/s/ Lyubov Drobyshevska	831,691	3.53%
	Lyubov Drobyshevska

Stockton Travis Partners	/s/ Evgen Marchevsky	840,024	3.57%
	Evgen Marchevsky

Independent Commonwealth Resources, Inc.	/s/ Igor Samarin	831,691	3.53%
	Igor Samarin

David Melman	/s/ David Melman	256,545	1.09%
	David Melman

Tunbridge Falcon Industries, Inc.	/s/ Vyacheslav Pridiba	31,691	0.13%
	Vyacheslav Pridiba